AZZAD/DOW JONES ETHICAL MARKET FUND

                               SEMI-ANNUAL REPORT

                               FEBRUARY 28, 2001

                       Azzad/Dow Jones Ethical Market Fund
                      Semi-Annual Portfolio Manager Report
                     For the period ending February 28, 2001

The Azzad/Dow Jones Ethical Market Fund began operations on December 22, 2000 with a net asset value of $10.00. The first investment of the fund was AT&T Corp. The Fund ended the year 2000 and began 2001 with a net asset value of $9.35. By the end of February, the net asset value had risen to $9.82. The performance of the fund during this early stage of the Fund's life, even though it lost $0.65 per share by calendar year-end it bounced back, closing only $0.18 from its inception period. The result been quite good when compared to the performance of the benchmark extra liquid version (IMXL) of the Dow Jones Islamic Market Index (DJIM.) The IMXL began the year 2001 at 2,484.96 and closed at 2,219.24 on February 28, 2001, down 10.69% for the period. The Azzad/Dow Jones Ethical Market Fund was down only 1.80% over this same time period.

I attribute this significantly positive performance differential of the fund compared to the index to be related to three factors. These factors include the following: 1) the fund is brand new and in the beginning stages of portfolio construction, 2) The portfolio is concentrated in stocks that have been out of favor by many investors and some of these stocks, especially AT&T, performed very well shortly after inclusion in the fund's portfolio and, 3) The investment strategy is based on one of the most successful strategies of all time, the Dow 10 Strategy. Going forward into the remainder of the year I would expect this performance differential to narrow, but still remain positive compared to the index.

The current monetary policy of the Federal Reserve has resulted in lower interest rates and this is usually positive for stocks. The fiscal policy of the incoming George W. Bush Presidency needs time to take hold and this should have a dampening effect on the Federal Reserve actions. Corporate earnings are expected to be weak during the first two quarters of 2001. This economic environment will be somewhat restrictive on growth in the financial markets and for the fund throughout the summer months, but I anticipate a recovery in corporate earnings into the third and fourth quarters. If this occurs, the stock market and Fund should produce satisfactory performance by year-end.


/s/ F. Scott Valpey
F. Scott Valpey
Portfolio Manager



AZZAD/DOW JONES ETHICAL MARKET FUND
PORTFOLIO OF INVESTMENTS
FEBRUARY 28, 2001 (UNAUDITED)




                                                                                MARKET
 SHARES                                                                       VALUE (NOTE 1)

        COMMON STOCKS - 83.95%
        BEVERAGES-NON-ALCOHOLIC-7.78%
     40 Coca-Cola Co.............................................               $ 2,121
                                                                           -----------------

        CHEMICALS-9.75%
     81 Dow Chemical Company.....................................                2,658
                                                                           -----------------

        COMPUTERS -15.04%
     40 Electronic Data Systems..................................                2,553
     89 Palm, Inc................................................                1,546
                                                                           -----------------
                                                                                 4,099
                                                                           -----------------

        MEDICAL/BIOMEDICAL GENE -19.50%
     40 Amgen,Inc.*..............................................                2,883
     25 Johnson & Johnson.........................................               2,433
                                                                           -----------------
                                                                                 5,316
                                                                           -----------------

        NETWORKING PRODUCTS -5.91%
     68 Cisco Systems, Inc.*.....................................                1,611
                                                                           -----------------

        OIL AND GAS PRODUCERS-8.92%
     30 Exxon Mobil Corporation..................................                2,432
                                                                           -----------------

        SEMICONDUCTORS-7.86%
     75 Intel Corporation.........................................               2,142
                                                                           -----------------

        TELECOMMUNICATIONS-9.19%
    109 AT&T Wireless Group.......................................               2,507
                                                                           -----------------

        TOTAL COMMON STOCKS (COST $24,526) **.....................  83.95%      22,886
        CASH AND OTHER ASSETS NET OF LIABILITIES..................  16.05%       4,375
                                                              ------------ -----------------
        NET ASSETS................................................ 100.00%    $ 27,261
                                                              ============ =================

--------------
   * Non-income producing security.
  ** Federal Tax Information: At February 28, 2001 the net unrealized depreciation base on cost for Federal income tax purposes of $24,526 was as follows:
       Aggregate gross unrealized appreciation for all investment
       for which there was an excess of value over cost..............              990
       Aggregate gross unrealized depreciation for all investment
       for which there was an excess of cost over value..............           (2,630)
                                                                          -----------------
       Net unrealized depreciation...................................         $ (1,640)
                                                                          =================




    The accompanying notes are an integral part of the financial statements.



                       AZZAD/DOW JONES ETHICAL MARKET FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                               FEBRUARY 28, 2001
                                   (Unaudited)

ASSETS
     Investments in securities, at value
      (cost $24,526)(Note 2) ....................................   $ 22,886
     Cash .......................................................        719
     Dividends receivable .......................................         29
     Receivable for Fund shares sold ............................        150
     Due from Advisor (Note 3) ..................................     20,766
                                                                    --------
     Total Assets ...............................................     44,550
                                                                    --------

LIABILITIES
     Accrued directors fees payable .............................        567
     Accrued expenses and other liabilities .....................     13,390
     Accrued 12b-1 fee ..........................................         13
     Accrued transfer agent  fee payable ........................      3,319
                                                                    --------
     Total Liabilities ..........................................     17,289
                                                                    --------

NET ASSETS
      Net Assets (equivalent to $9.82 per share based on 2,776
       shares of capital stock oustanding) ......................   $ 27,261
                                                                    ========

        Composition of net assets:
        Shares of capital stock .................................   $  2,776
        Paid in surplus .........................................     25,074
        Accumulated undistributed net income (loss) .............         (7)
        Accumulated net realized gain (loss) from
        investment transactions .................................      1,058
        Net unrealized appreciation (depreciation) on investments     (1,640)
                                                                    --------

NET ASSETS ......................................................   $ 27,261
                                                                    ========





    The accompanying notes are an integral part of the financial statements.



                       AZZAD/DOW JONES ETHICAL MARKET FUND
                             STATEMENT OF OPERATIONS
                    FOR THE PERIOD ENDED FEBRUARY 28,2001 (A)
                                   (Unaudited)

INVESTMENT INCOME:
     Dividends ..........................................   $    106
                                                            --------
     Total investment income ............................        106
                                                            --------

EXPENSES:
     Advisory fees (Note 3) .............................         50
     Administration fees (Note 3) .......................      9,074
     Transfer agent fees (Note 3) .......................      3,403
     Registration fees ..................................      1,323
     Directors fees .....................................        567
     Audit fees .........................................      1,938
     Insurance ..........................................        544
     Custody fees .......................................        851
     Legal fees .........................................      1,134
     Printing  expense ..................................      1,512
     12b-1  expense (Note 3) ............................         13
     Other expenses .....................................        520
                                                            --------
     Total expenses .....................................     20,929
     Less: Expense reimbursement (Note 3) ...............    (20,816)
                                                            --------
     Net Expenses .......................................        113
                                                            --------
       Net investment income (loss) .....................         (7)
                                                            --------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Net realized gain (loss) on investment transactions       1,058
     Net change in unrealized appreciation (depreciation)
       on investments ...................................     (1,640)
                                                            --------
     Net gain (loss) on investments .....................       (582)
                                                            --------
     Net increase (decrease) in net assets resulting
       from operations ..................................   $   (589)
                                                            ========

(a) For the period December 22, 2000 (commencement of operations) to February 28, 2001.



    The accompanying notes are an integral part of the financial statements.


                       AZZAD/DOW JONES ETHICAL MARKET FUND
                       Statement of Changes in Net Assets
                                   (UNAUDITED)


                                                                           For the
                                                                        period ended
                                                                        February 28,
                                                                           2001(a)
                                                                     --------------------
OPERATIONS:
     Net investment income (loss) ......................................   $     (7)
     Net realized gain (loss) from investment transactions .............      1,058
     Net change in unrealized appreciation (depreciation) on investments     (1,640)
                                                                           --------
     Net increase (decrease)  in net assets resulting from operations ..       (589)
                                                                           --------

FUND SHARE TRANSACTIONS:
     Proceeds from Fund shares sold ....................................     27,850
     Dividends reinvested ..............................................          0
     Payments for Fund shares redeemed .................................          0
                                                                           --------
     Net increase in net assets derived from Fund share transactions ...     27,850

NET ASSETS, BEGINNING OF PERIOD ........................................          0
                                                                           --------

NET ASSETS, END OF PERIOD ..............................................   $ 27,261
                                                                           ========


CAPITAL SHARE TRANSACTIONS:
     Shares sold .......................................................      2,776
     Shares reinvested .................................................       --
     Shares redeemed ...................................................       --
                                                                           --------
                                                                              2,776
                                                                           ========

(a)+For the period December 22, 2000 (commencement of operations) to February 28, 2001.


    The accompanying notes are an integral part of the financial statements.




                       AZZAD/DOW JONES ETHICAL MARKET FUND
                        FINANCIAL HIGHTLIGHTS AND RELATED
                      RATIOS/SUPPLEMENTAL DATA (UNAUDITED)

   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED


                                               February 28,
                                                  2001 (A)
                                             -------------
Net asset value, beginning of period .....   $       10.00
                                             -------------
Income (loss) from investment operations:
  Net investment income (loss) ...........           (0.00)
  Net realized and unrealized gains (loss)
    from investment transactions .........           (0.18)
                                             -------------
Total from investment operations .........           (0.18)
                                             -------------
Net asset value, end of period ...........   $        9.82
                                             =============

Total return .............................        (1.80%)(b)
Net assets, end of period ................   $   27,261

Ratio of expenses to average net assets
    after reimbursement ..................       2.25% (c)
Ratio of expenses to average net assets
   before reimbursement ..................     417.32% (c)
Ratio of net income (loss) to average
   net assets after reimbursement ........      -0.15% (c)
Ratio of net income (loss) to average
   net assets before reimbursement .......    -415.23% (C)

Portfolio Turnover Rate ..................      78.25%



-----------------
(a) For the period December 22, 2000 (commencement of operations) to February 28,2001.
(b) Total return calculation is not annualized.
(c)  Annualized.



    The accompanying notes are an integral part of the financial statements.

                       AZZAD/DOW JONES ETHICAL MARKET FUND
                          NOTES TO FINANCIAL STATEMENTS
                          FEBRUARY 28, 2001(UNAUDITED)



NOTE 1.  ORGANIZATION

         AZZAD/DOW JONES ETHICAL MARKET FUND (the "Fund") is a separate series of the Questar Funds, Inc. (the "Company") and registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with annual returns which, after expenses, match or exceed the annualized performance of the U. S. components stocks of the Dow Jones Islamic Market Extra Index (the "IMXL"), a sub-index of the Dow Jones Islamic Market Index ("DJIM"). The DJIM is a globally diversified compilation of common stocks considered by the Dow Jones' Shari`ah Supervisory Board to be compliant with Shari`ah law. The Fund commenced operation on December 22, 2000.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

         The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

A. SECURITY VALUATION - Securities are valued as of the close each business day, at the last sales price on the exchange or the over-the-counter market in which such securities are primarily traded, or in the absence of recorded sales, the mean between the closing bid and asked prices. Securities for which market quotations are not readily available are valued at their fair value following procedures approved by the Board of Trustees. Short-term investments held by the Fund that mature in 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

C. FEDERAL INCOME TAXES - The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, if any, semi-annually, and net realized capital gains, if any, annually.

E. USE OF ESTIMATES - The preparation of financial statements in conformity with general accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

  NOTE 3.  INVESTMENT ADVISORY FEES AND OTHER

  The Fund has an investment advisory agreement with Azzad Asset Management, Inc. ("Adviser"). Under this agreement, the Adviser provides the Fund with investment advice and supervises the Fund's management and investment programs under the direction and supervision of the Fund's Board of Directors. For its services, the Adviser receives a fee calculated daily and paid monthly at an annual rate of 1.00% of the Fund's average daily net assets.

  The adviser has voluntarily agreed to reimburse other expenses to the extent that the Fund's operating expenses exceed 2.25% (excluding brokerage commission, interest, taxes and extraordinary expenses) of the Fund's average daily net assets. During the period ended February 28, 2001, the Adviser is obligated to reimburse the Fund a total of $20,816 pursuant to the voluntary undertaking.

 The Fund has administration and transfer agency agreements with American Data Services, Inc. ("ADS" or the "Administrator"), of which the Fund's president is also an officer. Under these agreements, the Administrator provides the Fund with administrative, transfer agency, and fund accounting services. For the services rendered to the Fund by ADS, the Fund pays a monthly fee equal to a annual average rate base upon the net assets and the shareholder accounts serviced, subject to a monthly minimum totaling $4,750. The Fund also reimburses ADS for any out-of-pocket expenses. During the period ended February 28, 2001, ADS earned $12,477 for the administrative, transfer agency and fund accounting services, including out-of-pocket expenses.

The Fund has a distribution agreement with AmeriMutual Fund Distributors, Inc. (the "Distributor") pursuant to Section 12(b) of the 1940 and Rule 12b1 hereunder. In accordance with the distribution agreement, the Distributor will provide marketing and promotional support to the Fund, shareholder servicing and maintenance of shareholder accounts and make payments to broker/dealers and other financial institutions with which it has written agreements and whose clients are Fund shareholders. For its services, the Distributor receives a fee calculated at an annual rate of 0.25% of the Fund's average daily net assets.

NOTE 4.  INVESTMENT TRANSACTIONS

         During the period ended February 28, 2001, purchases and sales of investment securities, excluding short term securities aggregated $38,285 and $14,857 respectively.